                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report:  August 24, 1994
                Date of earliest event reported: August 17, 1995

                               ATLAS CORPORATION
             (Exact name of registrant as specified in its charter)


     DELAWARE                      1-2714                  13-5503312
     (State of                (Commission               (IRS Employer
     Incorporation)              File Number)              Identification No.)


                       370 SEVENTEENTH STREET, SUITE 3150
                             DENVER, COLORADO 80202
                    (Address of principal executive offices)


                                 (303) 825-1200
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

     The news releases dated August 17, 1995 and August 18, 1995, copies of which is attached hereto as Exhibits 1 and 2, respectively, are incorporated herein by reference and made a part hereof.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  ATLAS CORPORATION

Date:  August 24, 1995             By:  /s/ MICHAEL WASHINGTON
                                       -----------------------
                                        Michael Washington
                                        Chief Financial Officer

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                                 EXHIBIT INDEX


Exhibit No.    Description                         Page No.
-------------  ----------------------------------  --------

1.             News release dated August 17, 1995         5

2.             News release dated August 18, 1995         6


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